Premises and Equipment	12 Months Ended
Sep. 30, 2013
Property, Plant and Equipment [Abstract]
Premises and Equipment
PREMISES AND EQUIPMENT

September 30,		2013	2012
		(In thousands)
	Estimated Useful Life
Land	—	$92,560	$82,426
Buildings	25 - 40	132,822	114,106
Leasehold improvements	7 - 15	8,411	7,530
Furniture, fixtures and equipment	2 - 10	36,798	33,522
		270,591	237,584
Less accumulated depreciation and amortization		(64,419)	(58,739)
		$206,172	$178,845

The Company has non-cancelable operating leases for branch offices. Future minimum net rental commitments for all non-cancelable leases, including maintenance and associated costs, were as follows: $4.2 million for 2014, $3.5 million for 2015, $2.5 million for 2016, $1.8 million for 2017 and $6.6 million thereafter. Rental expense, including amounts paid under month-to-month cancelable leases, amounted to $4,680,000, $3,825,000 and $3,083,000 in 2013, 2012 and 2011, respectively.